SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   March 14, 2005

MERCANTILE BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	0-5127	52-0898572
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Hopkins Plaza, P.O. Box 1477, Baltimore, Maryland 21203
(Address of principal executive offices) (Zip Code)

(410) 237-5900
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01. Regulation FD Disclosure

        On March 14, 2005, Registrant issued a press release regarding information about non-interest expense in 2005 after the Registrant’s CEO discussed the topic in an investor meeting on the same date. A copy of the release is furnished as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

        (c) Exhibits.

99	Press Release

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mercantile Bankshares Corporation (Registrant)
Date: March 14, 2005	/s/ Terry L. Troupe Terry L. Troupe Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release